Convertible Debenture (Details Textual)	6 Months Ended
Jun. 30, 2019
Convertible Debenture (Textual)
Description of convertible debenture	The discussed in Note 13.c to the 2018 Annual Consolidated Financial Statements, YA II PN Ltd. ("Yorkville") agreed to invest $250 thousand as part of the March 2019 Financing Round (as defined in Note 6.b), which was made by converting $250 thousand of the principal outstanding ($1.5 million) under the convertible debentures that were issued on November 26, 2018 to Yorkville, and as a result the Company issued to Yorkville 71,428 ADSs. In addition, as part of the March 2019 Financing Round, the Company issued to Yorkville 53,571 warrants (for more information see Note 6.b).